EXHIBIT 10.2

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER, dated as of February 26, 2025 (this “Amendment”), is by and among A-Mark Precious Metals, Inc., a Delaware corporation (“Parent”), SGI Acquisition I Corp., a Delaware corporation and a direct wholly owned Subsidiary of Parent (“Merger Sub I”), SGI Acquisition II LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of Parent (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), and Spectrum Group International, Inc., a Delaware corporation (the “Company”). All capitalized terms used and not otherwise defined herein have the respective meanings given to them in the Merger Agreement.

RECITALS

WHEREAS, Parent, Merger Subs, the Company and Carol Meltzer, in her capacity as Major Stockholder Representative, have entered into that certain Agreement and Plan of Merger, dated as of January 30, 2025 (the “Merger Agreement”);

WHEREAS, the parties desire to amend the Merger Agreement in the manner more particularly described below; and

WHEREAS, the Merger Agreement may be amended by Parent, Merger Subs and the Company.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.01. Amendment to Section 2.3(b). Section 2.3(b) of the Merger Agreement is hereby amended by adding the following clause (v) immediately after clause (iv) thereof:

(v) The parties agree that any holder of Shares (whose Shares include Shares issued upon exercise of a warrant) may designate, either in the Letter of Transmittal or a separate written instruction, specific Shares (on a per share or per lot basis) that will be exchanged for a portion of the cash consideration or Parent Common Stock pursuant to this Agreement, and the proportions thereof, for purposes of Treasury Regulations Section 1.356-1(b), provided that the aggregate proportion and amount of cash consideration and Parent Common Stock payable to such holder of Shares under the terms of this Agreement shall not be changed.  The designations shall be treated as part of the terms of the Merger and this Agreement for purposes of Treasury Regulations Sections 1.356-1(b) and 1.358-2(a)(2)

Section 1.02 General Provisions.

(a) Governing Law. This Amendment will be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to laws that may be applicable under conflicts of laws principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(b) Counterparts. This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.

(c) No Other Amendments. Except as set forth herein, the terms and provisions of the Merger Agreement will remain in full force and effect in accordance with their terms. On or after the date of this Amendment, each reference in the Merger Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Merger Agreement shall mean and be a reference to the Merger Agreement as amended by this Amendment, and this Amendment shall be deemed to be a part of the Merger Agreement. Notwithstanding the foregoing, references to the date of the Merger Agreement, as amended hereby, “the date hereof” and “the date of this Agreement” shall continue to refer to January 30, 2025, and references to the date of the Amendment and “as of the date of the Amendment” shall refer to February 26, 2025.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed as of the date first written above.

PARENT:

A-MARK PRECIOUS METALS, INC.

By: /s/ Thor Gjerdrum

Name: Thor Gjerdrum

Title: President

MERGER SUB I:

SGI ACQUISITION I CORP.

By: /s/ Thor Gjerdrum

Name: Thor Gjerdrum

Title: President

MERGER SUB II:

SGI ACQUISITION II LLC

By: /s/ Thor Gjerdrum

Name: Thor Gjerdrum

Title: President

COMPANY:

SPECTRUM GROUP INTERNATIONAL,
INC.

By: /s/ Brian Kendrella

Name: Brian Kendrella

Title: President